Exhibit 10.4

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of September 23, 2020, is by and between Invitae Corporation, a Delaware corporation (“Parent”), and Persons set forth on Schedule A holding in aggregate at least the Threshold (as defined below) (collectively, the “Stockholders”, and each, a “Stockholder”). Terms not defined herein shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, Parent, Apollo Merger Sub A Inc., a Delaware corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub A”), Apollo Merger Sub B LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of Parent (“Merger Sub B”), ArcherDX, Inc., a Delaware corporation (the “Company”), and Kyle Lefkoff, an individual, solely in his capacity as the representative, agent and attorney-in-fact of the Holders (the “Holders’ Representative”), have entered into an Agreement and Plan of Merger and Plan of Reorganization dated June 21, 2020 (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”);

WHEREAS, the Company, Parent and Merger Sub A intend to effect a merger of Merger Sub A with and into the Company (the “Reverse Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware, whereupon Merger Sub A shall cease to exist and the Company shall become a wholly-owned Subsidiary of Parent;

WHEREAS, as part of the same overall transaction, promptly following the Reverse Merger, the Company, Parent and Merger Sub B intend to effect a merger of the Company with and into Merger Sub B in accordance with the Merger Agreement and the Delaware Limited Liability Company Act, whereupon the Company shall cease to exist and Merger Sub B shall survive the Forward Merger as a continuing wholly-owned Subsidiary of Parent;

WHEREAS, as of the date hereof, each Stockholder is the holder of the number of shares of Company Capital Stock and/or Company Options and/or Company Warrants, in each case, set forth on Schedule A-1 included on such Stockholder’s signature page hereto (all such shares of Company Capital Stock set forth on such Schedule A-1 or hereafter issued to or otherwise acquired, whether beneficially or of record, or owned by such Stockholder, being referred to herein as the “Subject Shares,” and together with all such Company Options and Company Warrants set forth on Schedule A-1 included on such Stockholder’s signature page hereto or securities convertible into, exchangeable for or that represent the right to receive Company Common Stock that are hereinafter issued to or otherwise acquired, whether beneficially or of record, or owned by such Stockholder prior to the termination of this Agreement, being referred to herein as the “Subject Securities”);

WHEREAS, the Stockholders hold at least 51% of the outstanding Company Common Stock as of the date hereof on a fully diluted and as-converted to Company Common Stock basis (i.e., assuming the exercise of all Company Options and Company Warrants and the conversion of all Company Preferred Stock including shares issuable upon exercise of the Company Warrants) (such level of holding, the “Threshold”); and

WHEREAS, pursuant to the Merger Agreement, any shares of Parent Common Stock issued pursuant to the Reverse Merger (including as part of the treatment or conversion of any Company Options or Company Warrants as contemplated by the Merger Agreement) (collectively, the “Merger Shares”) are subject to the Lock-Up Restriction – i.e., a lock-up arrangement, to be implemented through instructions by Parent to its transfer agent, legends and any other procedures deemed reasonably appropriate by Parent, which prevents the sale, transfer or other disposition of any Merger Shares, or any interest therein, for a period of ninety (90) days following the Closing Date; provided, however, that upon the execution and delivery of this Agreement to Parent by Stockholders holding in aggregate at least the Threshold, (i) Parent will waive the final fifteen (15) days of such ninety (90) day period (the “Partial Lock-Up Waiver”) such that the Lock-Up Restriction shall apply for a period of seventy-five (75) days following the Closing Date (the “Modified Lock-Up Period”), and (ii) the Volume Limitation (as defined below) shall apply for a period of fifteen (15) days immediately following the last day of the Modified Lock-Up Period.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

POST-CLOSING LOCK-UP; VOLUME RESTRICTIONS; LEGENDS

1.1    Post-Closing Lock-Up. Each Stockholder, solely as to such Stockholder, and Parent acknowledge and agree as follows:

(a)    The Lock-Up Restriction applies to any and all Merger Shares; provided, however, that upon the execution and delivery of this Agreement to Parent by Stockholders holding in aggregate at least the Threshold, the Lock-Up Restriction shall thereupon be modified by the Partial Lock-Up Waiver (pursuant to Section 2.1) and thus apply only for the Modified Lock-Up Period (it being understood that, from and after the execution and delivery of this Agreement to Parent by Stockholders holding in aggregate at least the Threshold, any reference to the Lock-Up Restriction in the Merger Agreement or any other Transaction Agreement shall be deemed to refer to the Lock-Up Restriction as modified by this Agreement);

(b)    Such Stockholder shall not engage directly or indirectly in any hedging activities involving Merger Shares during the Modified Lock-Up Period; and

(c)    Any transfer, sale or other disposition of Merger Shares (collectively, a “Transfer”) or attempted Transfer in violation of this Section 1.1 shall be null and void ab initio.

Notwithstanding the foregoing or anything else to the contrary herein (but subject in all instances to the applicable provision(s) in the proviso at the end of this sentence), each Stockholder may Transfer such Stockholder’s Merger Shares during the Modified Lock-up Period and during the Volume Restriction Period (the “Permitted Transfer Arrangements”):

(i)    as a bona fide gift or charitable donation or for bona fide estate planning purposes;

(ii)    by will, other testamentary document or intestacy;

(iii)    (A) to any member of such Stockholder’s immediate family, (B) to any trust or other legal entity for the direct or indirect benefit of such Stockholder or the immediate family of such Stockholder, (C) to a limited liability company or similar entity the sole owners of which are individuals, trusts and entities referenced in this paragraph, or (D) if such Stockholder is a trust, to a trustor or beneficiary of the trust, to a successor trust provided for in the terms of such trust, or to the estate of a beneficiary of such trust (for purposes of this Agreement, “immediate family” of a person shall mean any of the following: a person’s spouse, parent, lineal descendant or any other relative not more remote than a first cousin; and for purposes of this sentence, relatives shall include relatives by blood, current or former marriage, domestic partnership or adoption);

(iv)    to a partnership, limited liability company or other entity of which such Stockholder and the immediate family of such Stockholder are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(v)    to a nominee or custodian of a person or entity to whom a Transfer would be permissible under clauses (i) through (iv) above; or

(vi)    if such Stockholder is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of such Stockholder, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Stockholder or Affiliates of such Stockholder (including, for the avoidance of doubt, where such Stockholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) to any direct or indirect members, general partners, limited partners, shareholders or owners of such Stockholder, any of its Affiliates or any directors or officers of any of the foregoing;

provided, however, that, (A) in the case of any Transfer pursuant to the foregoing clauses (i)-(vi), such Transfer shall not involve a Transfer for value and each donee, devisee, transferee, distributee or other recipient, as applicable, shall concurrently with such Transfer execute and deliver to Parent a joinder to this Agreement, substantially in the form of Exhibit 1 hereto, under which such Person agrees to become party to, and bound by, this Agreement as a Stockholder (a “Joinder Agreement”) upon which Parent shall be entitled to rely; (B) in the case of any Transfer pursuant to clauses (i), (iv), (v) and (vi) above, no filing by any party (donor, donee, devisee, transferor, transferee, distributer, distributee or other recipient) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily in connection with such Transfer (other than a filing required to be made on a Form 5, Schedule 13G or Schedule 13G/A, Schedule 13D or Schedule 13D/A, or Schedule 13F, each of which shall clearly indicate therein the nature and conditions of such transfer); and (C) in the case of any Transfer pursuant to clauses (ii) and (iii) above, any filing required to be made under the Exchange Act by any donor, donee, devisee, transferor, transferee, distributer, distributee or other recipient shall clearly indicate therein the nature and conditions of such Transfer.

1.2    Post-Closing Volume Restrictions. From and after the end of the Modified Lock-Up Period, for a period of fifteen (15) days thereafter (the “Volume Restriction Period”), each Stockholder agrees as follows: (i) not to sell any Merger Shares if the sale of Merger Shares by such Stockholder (collectively with its Affiliates) in any one (1) day period would exceed five percent (5%) of the average daily trading volume of Parent Common Stock on the New York Stock Exchange over the five (5) trading days immediately preceding such date of sale (the “Volume Limitation”); and (ii) except for sales that are compliant with the foregoing clause (i), not to Transfer any Merger Shares except pursuant to a Permitted Transfer Arrangement.

1.3    Stop Transfer. Parent may place such legends or stock transfer restrictions on, and make notations on its records or give instructions to any transfer agents or registrars for, any Merger Shares as shall be appropriate for enforcing the provisions of Sections 1.1 and 1.2, and each Stockholder hereby authorizes Parent to notify Parent’s transfer agent that there is a stop transfer order with respect to Merger Shares (and that this Agreement places limits on the transfer of Merger Shares) during the Modified Lock-up Period and the Volume Restriction Period and on the terms and subject to the conditions herein (it being further understood and agreed, for the avoidance of doubt, that in no event shall any such legend, stock transfer restrictions or notations be broader than or more onerous than the restrictions in Sections 1.1 and 1.2 or in any event restrict, delay or otherwise prevent any Transfer that is otherwise permitted under this Agreement, including pursuant to the Permitted Transfer Arrangements). Each Stockholder further agrees to permit Parent not to register the Transfer of any certificate or book-entry position representing any

Merger Shares unless such Transfer is made in accordance with the terms of this Agreement or occurs after the last day of the Volume Restriction Period. Parent shall take all actions necessary or appropriate to remove any legends, stock transfer restrictions, stop transfer orders or similar restrictions contemplated by this Agreement with respect to the Merger Shares at the time at which such legends, stock transfer restrictions, stop transfer orders or similar restrictions are no longer necessary to enforce the applicable provisions of this Agreement (i.e., in the case of any such legends, orders or restrictions related to the Modified Lock-Up Period, at the end of the Modified Lock-Up Period, and in the case of any such legends, orders or restrictions related to the Volume Restriction Period, at the end of the Volume Restriction Period).

1.4    Documentation and Information. Each Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Mergers, the Transactions or this Agreement, a copy of this Agreement, such Stockholder’s name and ownership of the Subject Securities prior to the Closing and the nature of such Stockholder’s commitments and obligations under this Agreement.

ARTICLE II

PARTIAL LOCK-UP WAIVER

2.1    Partial Lock-Up Waiver. Upon the execution and delivery of this Agreement to Parent by Stockholders holding in aggregate at least the Threshold, Parent waives the final fifteen (15) days of the Lock-Up Restriction such that it shall apply for a period of only seventy-five (75) days following the Closing Date (i.e., the Modified Lock-Up Period).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Stockholder represents and warrants, solely as to such Stockholder, to Parent as of the date hereof that:

3.1    Authorization; Binding Agreement. Such Stockholder, if not a natural person, is duly incorporated or organized, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Such Stockholder has the necessary legal capacity and power, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

3.2    Ownership of Subject Securities; Total Shares. Such Stockholder is the record or beneficial owner of such Stockholder’s Subject Securities and has good and marketable title to such Subject Securities free and clear of any Lien (including any restriction on the right to vote or otherwise transfer the Subject Securities), except (a) as provided hereunder, (b) pursuant to any Company Equity Agreement or the organizational documents of the Company, if applicable, (c) pursuant to any applicable restrictions on transfer under the Securities Act or applicable state securities laws, and (d) subject to any risk of forfeiture with respect to any Subject Securities granted to such Stockholder under an employee benefit plan of the

Company. The Subject Securities listed on Schedule A-1 included on such Stockholder’s signature page hereto are owned by, and constitute all of the Company’s securities owned by, such Stockholder as of the date hereof. Except pursuant to this Agreement or pursuant to any Company Equity Agreement, if applicable, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Securities. For purposes of this Agreement, beneficial ownership shall be interpreted as defined in Rule 13d-3 under the Exchange Act; provided, that for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any securities that may be acquired by such Person pursuant to any Contract or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, the “Company Equity Agreements” shall mean, collectively: (i) the Amended and Restated Voting Agreement, dated as of December 11, 2019, by and among the Company and the investors party thereto, (ii) the Amended and Restated Investor Rights Agreement, dated as of December 11, 2019, by and among the Company and the investors party thereto, and (iii) the Amended and Restated Fight of First Refusal and Co-Sale Agreement, dated as of December 11, 2019, by and among the Company and the investors party thereto, and individually, each a “Company Equity Agreement.”

3.3    Non-Contravention. The execution and delivery of this Agreement by such Stockholder and the performance of the transactions and arrangements contemplated by this Agreement by such Stockholder does not and will not violate, conflict with, or result in a breach of: (a) the organizational documents of such Stockholder, (b) any applicable Law or any injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such Stockholder is subject, or (c) any material Contract to which such Stockholder’s Subject Securities are subject, such that, in the case of clause (a), (b) or (c), it would reasonably be expected to prevent, or materially delay or impair the ability of such Stockholder to perform such Stockholder’s obligations hereunder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to each Stockholder that:

4.1    Organization; Authorization. Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. This Agreement has been duly and validly executed and delivered by Parent, and constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Consummation of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent. Parent has full legal capacity, power, right and authority to execute and deliver this Agreement and to perform Parent’s obligations hereunder and to consummate the transactions contemplated hereby.

4.2    Binding Agreement. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

4.3    Non-Contravention. The execution and delivery of this Agreement by Parent and the performance of the transactions and arrangements contemplated by this Agreement by Parent does not and will not violate, conflict with, or result in a breach of: (a) the organizational documents of Parent, (b) any applicable Law or any injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which Parent is subject, or (c) any material Contract to which Parent is subject, such that, in the case of clause (a), (b) or (c), it would reasonably be expected to prevent, or materially delay or impair the ability of Parent to perform its obligations hereunder.

ARTICLE V

MISCELLANEOUS

5.1    Notices. All notices, waivers, consents and other communications to any Party hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when receipt is electronically confirmed, if sent by email of a .pdf document, or (c) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with proof of receipt, (i) if to Parent, in accordance with the provisions of the Merger Agreement, or such other address or email address as Parent may subsequently designated to the Stockholders by notice in accordance with this Section 5.1, and (ii) if to a Stockholder, to such Stockholder’s address or electronic mail address set forth on a signature page hereto, or to such other address or electronic mail address as such Stockholder may hereafter specify in writing to Parent.

5.2    Termination. This Agreement shall terminate automatically and become void and of no further force or effect, without any notice or other action by any Person, upon any termination of the Merger Agreement prior to the Effective Time in accordance with its terms, and in any such event no Stockholder shall have any liabilities or obligations under or otherwise related to this Agreement. For the avoidance of doubt, and notwithstanding anything to the contrary herein, this Agreement shall only become effective at such time as this Agreement has been executed and delivered to Parent by Stockholders holding in aggregate at least the Threshold.

5.3    Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. In no event shall the Lock-Up Restriction or Volume Limitation be waived by Parent as to any particular Stockholder unless waived to the same extent as to all Stockholders.

5.4    Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.5    Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, including its statutes of limitations, without regard to its rules of conflict of laws. Parent and the Stockholder hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery, or if such court does not have proper jurisdiction, then the federal court of the United States located in the State of Delaware, and appellate courts therefrom (collectively, the “Delaware Courts”) for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the

Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees that service of process may be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to the foregoing shall have the same legal force and effect as if served upon such party personally within the State of Delaware. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.6    Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including in portable document format (pdf), electronic signature, or otherwise) shall be binding to the same extent as an original signature page, and may be used in lieu of the original signatures for all purposes.

5.7    Specific Performance. The parties hereto agree that each party would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any other party could not be compensated adequately by monetary damages alone. Accordingly, the parties hereto agree that, in addition to any other remedy to which such party may be entitled to at Law or in equity, each party shall be entitled to temporary, preliminary and/or permanent injunctive relief or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without having to prove irreparable harm or that monetary damages would be inadequate. The parties hereto expressly waive any requirement under any Law that the other parties obtain any bond or give any other undertaking in connection with any action seeking injunctive relief or specific performance of any of the provisions of this Agreement. Each party hereto further agrees that in the event of any action for specific performance relating to this Agreement, such party shall not assert and hereby waives the defense that a remedy at Law would be adequate or that specific performance is not an appropriate remedy for any reason in Law or equity.

5.8    Other. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement. Notwithstanding anything to the contrary in this Agreement, but without limiting the Affiliate aggregation feature of clause (i) in Section 1.2, in no event shall any Stockholder have any liabilities or obligations with respect to any other Stockholder under or otherwise relating to this Agreement (including with respect to any breach or violation of any breach or violation of any covenant, agreement, representation or warranty hereunder).

(SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

INVITAE CORPORATION

By:	/s/ Tom Brida
	Name:	Tom Brida
	Title:	General Counsel, Chief Compliance Officer and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
KV ENZYMATICS, LLC

By:	/s/ Ian Ratcliffe
Name:	Ian Ratcliffe
Title:	Chief Executive Officer

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

PBM SPECIAL PROJECTS II, LLC

By:	/s/ Paul B. Manning
Name:	Paul B. Manning
Title:	Manager

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
BKB GROWTH INVESTMENTS LLC
By: Tiger Lily Capital, LLC, its Manager

By:	/s/ Paul B. Manning
Name:	Paul B. Manning
Title:	Manager

By:	/s/ Bradford Manning
Name:	Bradford Manning
Title:	Manager

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
BOULDER VENTURES VI, L.P.
By: BV Partners VI, LLC, its General Partner

By:	/s/ Kyle Lefkoff
Name:	Kyle Lefkoff
Title:	Managing Member

BOULDER VENTURES VII, L.P.
By: BV Partners VII, LLC, its General Partner

By:	/s/ Kyle Lefkoff
Name:	Kyle Lefkoff
Title:	Managing Member

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

/s/ Christopher Benoit
CHRISTOPHER BENOIT

CHRISTOPHER C. BENOIT 2014 IRREVOCABLE TRUST

By:	/s/ Christopher Benoit
Name:	Christopher Benoit
Title:	Trustee

CHRISTOPHER C. BENOIT CHARITABLE REMAINDER UNITRUST

By:	/s/ Christopher Benoit
Name:	Christopher Benoit
Title:	Trustee

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

/s/ Jason Myers
JASON MYERS

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
LONGWOOD FUND IV, L.P.
By:	Longwood Fund IV GP, LLC,
Its General Partner

By:	/s/ John Lawrence
Name:	John Lawrence
Title:	Chief Financial Officer

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
PCOF EQ AIV II, LP
By: PCOF EQ AIV GP, LLC, its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

PERCEPTIVE CREDIT HOLDINGS II, LP
By: Perceptive Credit Opportunities GP, LLC,
its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
PERCEPTIVE LIFE SCIENCES MASTER FUND LTD.

By:	/s/ James H. Mannix
Name:	James H. Mannix
Title:	COO

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
REDMILE BIOPHARMA INVESTMENTS II, L.P.

By: Redmile Private Investments II (GP), LLC, its general partner

By:	/s/ Joshua Garcia
Name:	Josh Garcia
Title:	CFO and Authorized Signatory

REDMILE PRIVATE INVESTMENTS II, L.P.

By: Redmile Private Investments II (GP), LLC, its general partner

By: Redmile Group, LLC, its managing member

By:	/s/ Joshua Garcia
Name:	Josh Garcia
Title:	CFO and Authorized Signatory

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

/s/ Stephen Picone
STEPHEN PICONE

STEPHEN PICONE TRUST

By:	/s/ Stephen Picone
Name:	Stephen Picone
Title:	Trustee

PICONE 2014 IRREVOCABLE TRUST

By:	/s/ Stephen Picone
Name:	Stephen Picone
Title:	Trustee

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

/s/ Brian Eliot Peierls
BRIAN ELIOT PEIERLS

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

/s/ E. Jeffrey Peierls
E. JEFFREY PEIERLS

THE PEIERLS FOUNDATION, INC.

By:	/s/ E. Jeffrey Peierls
Name:	E. Jeffrey Peierls
Title:	President

Address for Notices:

Email:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER
THE PEIERLS BYPASS TRUST
UD E.F. PEIERLS FOR BRIAN E. PEIERLS
UD E.F. PEIERLS FOR E. JEFFREY PEIERLS
UD E.S. PEIERLS FOR E.F. PEIERLS ET AL
UD ETHEL F. PEIERLS CHARITABLE LEAD TRUST
UD J.N. PEIERLS FOR BRIAN ELIOT PEIERLS
UD J.N. PEIERLS FOR E. JEFFREY PEIERLS
UW E.S. PEIERLS FOR BRIAN E. PEIERLS - ACCUMULATION
UW E.S. PEIERLS FOR E. JEFFREY PEIERLS - ACCUMULATION
UW J.N. PEIERLS FOR BRIAN E. PEIERLS
UW J.N. PEIERLS FOR E. JEFFREY PEIERLS

By:	/s/ Gregory J. Wood
Name:	Gregory J. Wood
Title:	Senior VP

Address for Notices:

Email:

EXHIBIT 1

JOINDER TO SUPPORT AGREEMENT

This Joinder Agreement (“Joinder”) is executed on             , 20     by the undersigned (“Holder”) pursuant to the terms of that certain Support Agreement, dated September 23, 2020, by and among Invitae Corporation and the stockholders named therein or otherwise party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Agreement.

Holder is executing this Joinder in accordance with Section 1.1(b) of the Agreement, and acknowledges and agrees that in doing so, Holder will be a “Stockholder” for all purposes of the Agreement. Holder agrees to be bound by the terms and conditions of the Agreement as a “Stockholder” effective as of the date hereof.

Holder hereby authorizes this Joinder to be attached as a counterpart signature page to the Agreement.

HOLDER

By:
Name:
Title: